                        SECOND AMENDMENT TO AMENDED AND
                           RESTATED CREDIT AGREEMENT


         THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (the "Second Amendment") dated as of October 6, 1998 by and among SHAW INDUSTRIES, INC., a corporation organized under the laws of the State of Georgia (the "Borrower"), the Lenders appearing on the signature pages hereof (the "Lenders"), NATIONSBANK, N.A., as Issuing Bank and Administrative Agent and SUNTRUST BANK, ATLANTA, as Documentation Agent.

         WHEREAS, the Borrower, the Lenders, the Issuing Bank and the Agents entered into that certain Amended and Restated Credit Agreement dated as of March 16, 1998, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of August 7, 1998 (as so amended, the "Credit Agreement"), pursuant to which the Lenders made certain financial accommodations available to the Borrower,

         WHEREAS, the Borrower has requested that the Lenders, the Issuing Bank and the Agents amend the Credit Agreement on the terms and conditions set forth herein; and

         WHEREAS, the Lenders, the Issuing Bank and the Agents are willing to so amend the Credit Agreement on the terms and conditions set forth herein.

         NOW, THEREFORE, for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties hereto agree as follows:

         SECTION 1.     SPECIFIC AMENDMENTS TO CREDIT AGREEMENT.

         (a)      The Credit Agreement is hereby amended by deleting subsection
(f) of Section 10.2 thereof and substituting in lieu thereof the following:

                  "(f) (i) Consolidated Funded Debt incurred by the Borrower after the Effective Date and (ii) Indebtedness owing by Nylon Polymer Company, L.L.C., a Georgia limited liability company ("Nylon Polymer") to SunTrust Bank, Atlanta, N.A. and Wachovia Bank, N.A., as lenders (the "Nylon Polymers Lenders"), in the original principal amounts of $22,500,000 ("Nylon Polymer Term Loan A") and $7,500,000 ("Nylon Polymer Term Loan B"), respectively, pursuant to that certain Term Loan Agreement dated as of September 12, 1997, as amended from time to time, by and among Nylon Polymer, as borrower, the Nylon Polymer Lenders and SunTrust Bank, Atlanta, as Agent; provided, however that the amount of Indebtedness permitted under this subsection (f) shall not (1) at any time exceed $50,000,000 outstanding in the aggregate and (2) be secured by a Lien on any property or other asset of the Borrower or any of its Subsidiaries;"

         (b) The Credit Agreement is hereby further amended by deleting subsection (h) of Section 10.2 thereof and substituting in lieu thereof the following:

                  "(h)     (i) Guaranties in existence as of the Agreement Date
         and disclosed on Schedule 1.1(a) hereof; (ii) Guaranties by the Borrower (and in the case of Nylon Polymer Term Loan A, also by Shaw Contract Flooring Services, Inc. "Shaw Contract")) of any of the foregoing Indebtedness; provided that such Guaranteed Indebtedness is permitted under this Section 10.2; and (iii) Guaranties by the Borrower and Shaw Contract of Indebtedness of La Mirada Realty, L.L.C., a Georgia limited liability company ("La Mirada") pursuant to that certain Amended and Restated Guaranty Agreement dated as of October 6, 1998 (the "La Mirada Guaranty"), executed by the Borrower and Shaw Contract, relating to a term loan facility in the maximum principal amount of $12,200,000, made pursuant to that certain Term Loan Agreement dated as of October 8, 1997, as amended from time to time (provided that the principal amount thereof is not increased), by and among La Mirada, as borrower, SunTrust Bank, Atlanta, and Wachovia Bank, N.A., as lenders, and SunTrust Bank, Atlanta, as Agent; provided, however, that amount of Indebtedness so Guaranteed pursuant to this clause (iii) and then outstanding shall reduce (in an equal amount) the amount of Indebtedness permitted to be incurred and outstanding under subsection (f) above;"

         (c)      The Credit Agreement is hereby amended by deleting subsection
(b) of Section 10.4 thereof and substituting in lieu thereof the following:

                  "(b)     Enter into or assume any agreement (other than (i)
         any Loan Document; (ii) the La Mirada Guaranty (as defined in Section 10.2(h)); (iii) the Guaranties by the Borrower and Shaw Contract of the Indebtedness described in Section 10.2(f)(ii); and (iv) that certain Reimbursement and Security Agreement dated as of November 1, 1991, as amended from time to time, between the Borrower (successor to Queen Carpet Corporation) and Wachovia, N.A. (f/k/a Wachovia Bank of Georgia, N.A.)), or permit any Subsidiary (other than a Receivables Subsidiary) to enter into or assume any agreement (other than (i) any Loan Document; (ii) the La Mirada Guaranty (as defined in Section 10.2(h)); (iii) the Guaranties by the Borrower and Shaw Contract of the Indebtedness described in Section 10.2(f)(ii); and (iv) that certain Reimbursement and Security Agreement dated as of November 1, 1991, as amended from time to time, between the Borrower (successor to Queen Carpet Corporation) and Wachovia, N.A. (f/k/a Wachovia Bank of Georgia, N.A.)), prohibiting the creation or assumption of any Lien upon its properties, whether now owned or hereafter acquired; or"

         SECTION 2. EFFECTIVENESS OF AMENDMENT. This Second Amendment, and the amendments effected hereby, shall be effective only upon the satisfaction of each of the following conditions precedent to effectiveness:

         (a) this Second Amendment shall be executed and delivered by each of the Borrower, the Issuing Bank, the Agents and the Requisite Lenders; and

         (b) the Administrative Agent shall have received a certificate dated the date hereof from the Senior Vice President of Finance or the Treasurer of the Borrower certifying that,



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immediately prior to and after giving effect to the amendment contemplated hereby, no Default or Event of Default under the Credit Agreement exists.

         SECTION 3.  REPRESENTATIONS AND WARRANTIES.

         (a) In order to induce the Issuing Bank, the Agents and the Lenders to enter into this Second Amendment, the Borrower hereby reaffirms each of the representations and warranties of the Borrower contained in the Credit Agreement as of the date hereof except for either: (i) the occurrence of any event that would render such representations or warranties untrue, but that is expressly permitted by the terms of the Credit Agreement or which would not cause an Event of Default under the Credit Agreement or (ii) the occurrence of any event that would render such representations or warranties untrue but that previously has been disclosed in writing to the Lenders.

         (b) The execution, delivery and performance of this Second Amendment by the Borrower does not require the consent of any other Person under any document, instrument or agreement to which the Borrower is a party or under which the Borrower is bound.

         SECTION 4. REFERENCES TO THE CREDIT AGREEMENT. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Second Amendment, and as the same may be further amended, restated, supplemented or otherwise modified from time to time in accordance with Section 13.6 of the Credit Agreement.

         SECTION 5. BENEFITS. This Second Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

         SECTION 6. GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

         SECTION 7. EFFECT. Except as expressly herein amended, the terms and conditions of the Credit Agreement shall remain in full force and effect without amendment or modification, express or implied.

         SECTION 8. COUNTERPARTS. This Second Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

         SECTION 9. DEFINITIONS. All capitalized terms which are used herein and not otherwise defined herein shall have the meanings given such terms as set forth in the Credit Agreement.


                    [SIGNATURES CONTAINED ON FOLLOWING PAGE]



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



  [SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
            DATED AS OF OCTOBER 6, 1998 WITH SHAW INDUSTRIES, INC.]


         IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Amended and Restated Credit Agreement to be executed under seal by their duly authorized officers as of the date first above written.

                                  THE BORROWER:

                                  SHAW INDUSTRIES, INC.

                                  By:      /s/
                                           ------------------------------------
                                  Title:
                                           ------------------------------------



                                  THE ADMINISTRATIVE AGENT:

                                  NATIONSBANK, N.A., as Administrative Agent

                                  By:      /s/
                                           ------------------------------------
                                  Title:
                                           ------------------------------------



                                  THE ISSUING BANK:

                                  NATIONSBANK, N.A., as Issuing Bank

                                  By:      /s/
                                           ------------------------------------
                                  Title:
                                           ------------------------------------



                                  THE DOCUMENTATION AGENT:

                                  SUNTRUST BANK, ATLANTA,
                                  as Documentation Agent

                                  By:      /s/
                                           ------------------------------------
                                  Title:
                                           ------------------------------------

  [SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
            DATED AS OF OCTOBER 6, 1998 WITH SHAW INDUSTRIES, INC.]


                                  THE LENDERS:

                                  NATIONSBANK, N.A., as a Lender and Swing
                                  Line Lender

                                  By:      /s/
                                           ------------------------------------
                                  Title:
                                           ------------------------------------



                                  SUNTRUST BANK, ATLANTA

                                  By:      /s/
                                           ------------------------------------
                                  Title:
                                           ------------------------------------



                                  WACHOVIA BANK, N.A.

                                  By:      /s/
                                           ------------------------------------
                                  Title:
                                           ------------------------------------



                                  FIRST UNION NATIONAL BANK

                                  By:      /s/
                                           ------------------------------------
                                  Title:
                                           ------------------------------------



                                  THE FIRST NATIONAL BANK OF CHICAGO

                                  By:      /s/
                                           ------------------------------------
                                  Title:
                                           ------------------------------------

  [SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
            DATED AS OF OCTOBER 6, 1998 WITH SHAW INDUSTRIES, INC.]


                                  THE FUJI BANK, LIMITED, ATLANTA
                                  AGENCY

                                  By:      /s/
                                           ------------------------------------
                                  Title:
                                           ------------------------------------



                                  SOUTHTRUST BANK, N.A.

                                  By:      /s/
                                           ------------------------------------
                                  Title:
                                           ------------------------------------



                                  THE BANK OF TOKYO-MITSUBISHI, LTD.

                                  By:      /s/
                                           ------------------------------------
                                  Title:
                                           ------------------------------------



                                  BANQUE NATIONALE DE PARIS, HOUSTON
                                  AGENCY

                                  By:      /s/
                                           ------------------------------------
                                  Title:
                                           ------------------------------------



                                  THE LONG-TERM CREDIT BANK OF JAPAN, LTD.

                                  By:      /s/
                                           ------------------------------------
                                  Title:
                                           ------------------------------------

  [SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
            DATED AS OF OCTOBER 6, 1998 WITH SHAW INDUSTRIES, INC.]


                                  THE INDUSTRIAL BANK OF JAPAN,
                                  LIMITED, ATLANTA AGENCY

                                  By:      /s/
                                           ------------------------------------
                                  Title:
                                           ------------------------------------